UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 25, 2013


                                  WARP 9, INC.
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
           ---------------------------------------------------------
                 (State or other jurisdiction of incorporation)



          0-13215                                      30-0050402
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   (Commission File Number)                (I.R.S. Employer Identification No.)


       6500 HOLLISTER AVENUE, SUITE 120, SANTA BARBARA, CALIFORNIA 93117
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               (Address of principal executive offices) (Zip Code)

                                 (805) 964-3313
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              (Registrant's telephone number, including area code)



         --------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8. OTHER EVENTS

         ITEM 8.01. OTHER EVENTS

         On March 25, 2013, Warp9 Inc., a Nevada corporation (the "Company") entered into a convertible promissory note (the "Note") in the original principal amount of $100,000 with Wings Fund, Inc., a Nevada corporation and affiliate of the Company (the "Lender"), $50,000 of which was advanced upon execution of the Note and the remaining $50,000 of which may be advanced by the Lender in such amounts as the Lender may choose in its sole discretion. The note bears simple interest at an annual rate of ten percent (10%) with all principal and accrued interest payable on or before March 25, 2014, unless sooner converted into common stock. The conversion price is the lesser of $0.015 per share of common stock or fifty percent (50%) of the lowest trade price of common stock recorded on any trade day after March 25, 2013. The Lender advanced $50,000 on March 26, 2013 and $20,000 on April 16, 2013.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a) Exhibits

                  99.1     Convertible Promissory Note dated March 25, 2013


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  WARP 9, INC.
                            -------------------------
                                  (Registrant)

Date: April 24, 2013

                                    /s/  Andrew Van Noy
                                    ---------------------------------
                                    Andrew Van Noy, Chief Executive
                                    Officer and President











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